Exhibit 99.2

SUPPLEMENTAL OPERATING AND FINANCIAL DATA

FOR THE THREE MONTHS ENDED MARCH 31, 2016

FORWARD-LOOKING STATEMENTS

This supplemental information contains forward-looking statements within the meaning of the Federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “plans,” “projects” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the costs and availability of financing, the ability of our joint venture partners to satisfy their obligations, the effects of local, national and international economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, regulatory changes and other risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission. We do not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

TABLE OF CONTENTS

Page
Company Profile	4

Research Coverage	5

Selected Financial Information
Financial Highlights	6
Consolidated Balance Sheets	7
Consolidated Statements of Income	8
Select Income Statement Data	9
Funds From Operations (“FFO”)	10
Funds Available for Distribution (“FAD”)	11
Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”)	12
Net Operating Income (“NOI”)	13
NOI - By Segment	14
Same Store Results - By Segment	15-16
Consolidated Joint Ventures and Funds	17-18
Unconsolidated Joint Ventures	19-20
Unconsolidated Funds Summary	21
Capital Structure	22
Debt Analysis	23
Debt Maturities	24

Selected Property Data
Portfolio Summary	25
Top Tenants and Industry Diversification	26
Leasing Activity	27
Lease Expirations	28-31
Capital Expenditures - Cash Basis	32-36

Definitions	37-38

COMPANY PROFILE

Paramount Group, Inc. (“Paramount”) is a fully-integrated real estate investment trust that owns, operates, manages, acquires and redevelops high-quality, Class A office properties located in select central business district submarkets of New York, Washington, D.C. and San Francisco. Paramount is focused on maximizing the value of its portfolio by leveraging the sought-after locations of its assets and its proven property management capabilities to attract and retain high-quality tenants.

EXECUTIVE MANAGEMENT
Albert Behler	Chairman, Chief Executive Officer and President
Wilbur Paes	Executive Vice President, Chief Financial Officer and Treasurer
Jolanta Bott	Executive Vice President, Operations and Human Resources
Theodore Koltis	Executive Vice President, Leasing
Daniel Lauer	Executive Vice President, Chief Investment Officer
Ralph DiRuggiero	Senior Vice President, Property Management
Gage Johnson	Senior Vice President, General Counsel and Secretary
Vito Messina	Senior Vice President, Asset Management

BOARD OF DIRECTORS
Albert Behler	Director, Chairman of the Board
Thomas Armbrust	Director
Martin Bussmann	Director
Dan Emmett	Director, Chair of Audit Committee
Lizanne Galbreath	Director, Chair of Compensation Committee
Karin Klein	Director
Peter Linneman	Director, Chair of Nominating and Corporate Governance Committee; Lead Independent Director
David O’Connor	Director
Katharina Otto-Bernstein	Director

COMPANY INFORMATION
Corporate Headquarters	Investor Relations	Stock Exchange Listing	Trading Symbol
1633 Broadway, Suite 1801	IR@paramount-group.com	New York Stock Exchange	PGRE
New York, NY 10019	(212) 492-2298
(212) 237-3100

RESEARCH COVERAGE(1)

James Feldman	Thomas Lesnick	Vin Chao	Steve Sakwa
Bank of America Merrill Lynch	Capital One Securities, Inc.	Deutsche Bank	Evercore ISI
(646) 855-5808	(571) 633-8191	(212) 250-6799	(212) 446-9462

Brad Burke	Jed Reagan	Richard Anderson	Sumit Sharma
Goldman Sachs	Green Street Advisors	Mizuho Securities USA Inc.	Morgan Stanley
(917) 343-2082	(949) 640-8780	(212) 205-8445	(212) 761-7567

Ross Nussbaum	Blaine Heck
UBS	Wells Fargo
(212) 713-2484	(443) 263-6529

(1)	With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding the Company’s performance made by such analysts do not represent the opinions, estimates or forecasts of the Company or its management. The Company does not by its reference above, imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts.

FINANCIAL HIGHLIGHTS

(unaudited and in thousands, except square feet and per share amounts)

	Three Months Ended
SELECTED FINANCIAL DATA	March 31, 2016	March 31, 2015	December 31, 2015
Total revenues	$172,918	$161,226	$170,528
Pro rata share of NOI (1)	$100,165	$87,969	$96,812
Pro rata share of Cash NOI (1)	$87,239	$75,341	$75,320
Net (loss) income attributable to common stockholders	$(6,494)	$(9,731)	$8,905
Per share—basic and diluted	$(0.03)	$(0.05)	$0.04
FFO attributable to common stockholders (1)	$49,248	$43,317	$61,559
Per share—diluted	$0.23	$0.20	$0.29
FFO payout ratio (1)	41.0%	46.5%	32.7%
Core FFO attributable to common stockholders (1)	$48,992	$38,963	$45,188
Per share—diluted	$0.23	$0.18	$0.21
Core FFO payout ratio (1)	41.2%	51.7%	44.6%
FAD attributable to common stockholders (1)	$25,802	$16,852	$(404)
FAD payout ratio (1)	78.2%	119.6%	n/a

COMMON SHARE DATA

	Three Months Ended
Share Price:	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
High	$17.97	$18.56	$18.35	$19.73	$20.21
Low	$14.23	$16.50	$15.65	$16.97	$17.66
Closing (end of period)	$15.95	$18.10	$16.80	$17.16	$19.30
Dividends per common share	$0.095	$0.095	$0.095	$0.095	$0.095	(2)
Annualized dividends per common share	$0.380	$0.380	$0.380	$0.380	$0.380
Dividend yield (on closing share price)	2.4%	2.1%	2.3%	2.2%	2.0%

PORTFOLIO STATISTICS

	Number of	Square	% Leased(1)	% Occupied(1)
Region:	Properties	Feet	as of March 31, 2016	as of March 31, 2016
New York	6	7,152,207	95.7%	94.3%
Washington, D.C.	5	1,602,655	92.5%	91.5%
San Francisco	1	1,611,125	98.3%	97.2%

	12	10,365,987	95.6%	94.3%

(1)	See page 37 for our definition of this measure.
(2)	Excludes the $0.039 cash dividend for the 38 day period following the completion of our initial public offering and related formation transactions and ending on December 31, 2014.

CONSOLIDATED BALANCE SHEETS
(unaudited and in thousands)

	March 31, 2016	December 31, 2015
ASSETS:
Rental Property, at cost
Land	$2,042,071	$2,042,071
Buildings and improvements	5,630,764	5,610,046

	7,672,835	7,652,117
Accumulated depreciation and amortization	(283,379)	(243,089)

Rental Property, net	7,389,456	7,409,028
Cash and cash equivalents	178,721	143,884
Restricted cash	42,253	41,823
Real estate fund investments	—	416,438
Investments in unconsolidated real estate funds	26,880	—
Investments in unconsolidated joint ventures	7,121	7,102
Preferred equity investments	54,304	53,941
Marketable securities	21,398	21,521
Deferred rent receivable	97,660	77,792
Accounts and other receivables, net	12,092	10,844
Deferred charges, net	77,254	74,991
Intangible assets, net	464,227	511,207
Other assets	32,691	6,658

Total Assets	$8,404,057	$8,775,229

LIABILITIES:
Notes and mortgages payable, net	$2,923,834	$2,922,610
Revolving credit facility	40,000	20,000
Due to affiliates (1)	27,299	27,299
Loans payable to noncontrolling interests	—	45,662
Accounts payable and accrued expenses	154,680	102,730
Dividends and distributions payable	25,147	25,067
Deferred income taxes	1,819	2,533
Interest rate swap liabilities	116,943	93,936
Intangible liabilities, net	167,069	179,741
Other liabilities	45,955	45,101

Total Liabilities	3,502,746	3,464,679

EQUITY:
Paramount Group, Inc. stockholders’ equity	3,725,824	3,761,017
Noncontrolling interests in:
Consolidated real estate funds	62,935	414,637
Consolidated joint ventures	238,101	236,849
Operating Partnership	874,451	898,047

Total Equity	4,901,311	5,310,550

TOTAL LIABILITIES AND EQUITY	$8,404,057	$8,775,229

(1)	Represents notes payable to affiliates, which are due in October 2017 and bear interest at a fixed rate of 0.50%.

CONSOLIDATED STATEMENTS OF INCOME
(unaudited and in thousands, except share and per share amounts)

	Three Months Ended
	March 31, 2016	March 31, 2015	December 31, 2015
REVENUES:
Property rentals	$125,002	$126,402	$124,559
Straight-line rent adjustments	19,869	15,951	19,663
Amortization of (above) below market leases, net	(3,619)	890	6,678

Rental income	141,252	143,243	150,900
Tenant reimbursement income	10,789	13,488	10,929
Fee income (see details on page 9)	3,417	1,535	4,848
Other income (see details on page 9)	17,460	2,960	3,851

Total revenues	172,918	161,226	170,528
EXPENSES:
Operating	62,945	61,884	61,735
Depreciation and amortization	74,812	73,583	70,966
General and administrative (see details on page 9)	13,961	12,613	13,644
Acquisition and transaction related costs	935	1,139	523

Total expenses	152,653	149,219	146,868
Operating income	20,265	12,007	23,660
Income from real estate fund investments	—	5,221	7,749
Loss from unconsolidated real estate funds	(326)	—	—
Income from unconsolidated joint ventures	1,496	975	2,406
Interest and other income, net (see details on page 9)	1,700	854	1,268
Interest and debt expense (see details on page 9)	(37,119)	(41,888)	(41,421)
Unrealized gain on interest rate swaps	6,860	11,978	26,263

Net (loss) income before income taxes	(7,124)	(10,853)	19,925
Income tax (expense) benefit	(363)	(574)	140

Net (loss) income	(7,487)	(11,427)	20,065
Less net (income) loss attributable to noncontrolling interests in:
Consolidated real estate funds	674	(2,209)	(4,496)
Consolidated joint ventures	(1,252)	1,541	(4,495)
Operating Partnership	1,571	2,364	(2,169)

Net (loss) income attributable to common stockholders	$(6,494)	$(9,731)	$8,905

Weighted average common shares outstanding
Basic	212,403,593	212,106,718	212,106,718

Diluted	212,403,593	212,106,718	212,111,790

Net (loss) income per share attributable to common stockholders
Basic	$(0.03)	$(0.05)	$0.04

Diluted	$(0.03)	$(0.05)	$0.04

SELECT INCOME STATEMENT DATA
(unaudited and in thousands)

	Three Months Ended
Fee Income:	March 31, 2016	March 31, 2015	December 31, 2015
Property management	$1,521	$1,329	$1,489
Asset management (1)	1,714	—	—
Acquisition and Leasing	—	16	3,247
Other	182	190	112

Total fee income	$3,417	$1,535	$4,848

(1)      As a result of deconsolidating our real estate funds that were accounted for at fair value on January 1, 2016, asset management fees are now included in fee income, as opposed to a reduction of income attributable to noncontrolling interests in the prior periods. (See page 18 for asset management fees recognized in prior periods.)

	Three Months Ended
Other Income:	March 31, 2016	March 31, 2015	December 31, 2015
Lease termination income	$10,955	$391	$665
Other (primarily tenant requested work)	6,505	2,569	3,186

Total other income	$17,460	$2,960	$3,851

	Three Months Ended
General and Administrative:	March 31, 2016	March 31, 2015	December 31, 2015
Non-cash general and administrative - stock based compensation expense	$1,772	$1,174	$1,297
All other general and administrative	9,111	7,391	11,305
Mark-to-market of deferred compensation plan liabilities (offset by an increase in the mark-to-market of plan assets, which is included in “interest and other income”)	204	733	1,042
Severance costs	2,874	3,315	—

Total general and administrative	$13,961	$12,613	$13,644

	Three Months Ended
Interest and Other Income:	March 31, 2016	March 31, 2015	December 31, 2015
Preferred equity investment income (1)	$1,416	$—	$—
Interest income	80	121	226
Mark-to-market of deferred compensation plan assets (offset by an increase in the mark-to-market of plan liabilities, which is included in “general and administrative” expenses)	204	733	1,042

Total interest and other income	$1,700	$854	$1,268

(1) Represents 100% of the investment income from PGRESS Equity Holdings, L.P., of which our share is $345.

	Three Months Ended
Interest and Debt Expense:	March 31, 2016	March 31, 2015	December 31, 2015
Interest expense	$35,861	$41,304	$40,610
Amortization of deferred financing costs	1,258	584	811

Total interest and debt expense	$37,119	$41,888	$41,421

FUNDS FROM OPERATIONS (“FFO”)
(unaudited and in thousands, except share and per share amounts)

	Three Months Ended
	March 31, 2016	March 31, 2015	December 31, 2015
Reconciliation of net (loss) income to FFO and Core FFO:
Net (loss) income	$(7,487)	$(11,427)	$20,065
Real estate depreciation and amortization (including pro rata share of unconsolidated joint ventures)	76,351	75,059	72,469

FFO (1)	68,864	63,632	92,534
Less FFO attributable to noncontrolling interests in:
Consolidated real estate funds	448	(2,420)	(4,726)
Consolidated joint ventures	(8,147)	(7,369)	(11,256)

FFO attributable to Paramount Group Operating Partnership	61,165	53,843	76,552
Less FFO attributable to noncontrolling interests in Operating Partnership	(11,917)	(10,526)	(14,993)

FFO attributable to common stockholders (1)	$49,248	$43,317	$61,559

Per diluted share	$0.23	$0.20	$0.29

FFO	$68,864	$63,632	$92,534
Non-core (income) expense:
Acquisition and transaction related costs	935	1,139	523
Severance costs	2,874	3,315	—
Unrealized gain on interest rate swaps (including pro rata share of unconsolidated joint ventures)	(6,860)	(12,364)	(27,328)

Core FFO (1)	65,813	55,722	65,729
Less Core FFO attributable to noncontrolling interests in:
Consolidated real estate funds	448	(2,420)	(4,726)
Consolidated joint ventures	(5,414)	(4,871)	(4,809)

Core FFO attributable to Paramount Group Operating Partnership	60,847	48,431	56,194
Less Core FFO attributable to noncontrolling interests in Operating Partnership	(11,855)	(9,468)	(11,006)

Core FFO attributable to common stockholders (1)	$48,992	$38,963	$45,188

Per diluted share	$0.23	$0.18	$0.21

Reconciliation of weighted average shares outstanding:
Weighted average shares outstanding	212,403,593	212,106,718	212,106,718
Effect of dilutive securities	4,366	11,928	5,072

Denominator for FFO per diluted share	212,407,959	212,118,646	212,111,790

(1)	See page 37 for our definition of this measure.

FUNDS AVAILABLE FOR DISTRIBUTION (“FAD”)
(unaudited and in thousands)

	Three Months Ended
	March 31, 2016	March 31, 2015	December 31, 2015
Reconciliation of Core FFO to FAD:
Core FFO	$65,813	$55,722	$65,729
Add (subtract) adjustments to arrive at FAD:
Amortization of stock-based compensation expense	1,772	1,174	1,297
Amortization of deferred financing costs (including pro rata share of unconsolidated joint ventures)	1,309	584	862
Amortization of above (below) market leases, net	3,619	(890)	(6,678)
Recurring tenant improvements, leasing commissions and other capital expenditures	(20,428)	(18,093)	(41,325)
Straight-line rent adjustments (including pro rata share of unconsolidated joint ventures)	(19,970)	(15,910)	(19,488)
Unrealized gains on real estate fund investments	—	(873)	(4,435)

FAD (1)	32,115	21,714	(4,038)
Less FAD attributable to noncontrolling interests in:
Consolidated real estate funds	448	(1,903)	(880)
Consolidated joint ventures	(517)	1,135	4,416

FAD attributable to Paramount Group Operating Partnership	32,046	20,946	(502)
Less FAD attributable to noncontrolling interests in Operating Partnership	(6,244)	(4,094)	98

FAD attributable to common stockholders (1) (2)	$25,802	$16,852	$(404)

FAD payout ratio (1) (2)	78.2%	119.6%	n/a

(1)	See page 37 for our definition of this measure.
(2)	FAD attributable to common stockholders and the related payout ratios on a quarterly basis are not necessarily indicative of future FAD and related payout ratios due to the fluctuation in the timing of tenant improvements, leasing commissions and cash rents received from leases for which such costs are incurred.

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION (“EBITDA”)
(unaudited and in thousands)

	Three Months Ended
	March 31, 2016	March 31, 2015	December 31, 2015
Reconciliation of net (loss) income to EBITDA and Adjusted EBITDA:
Net (loss) income	$(7,487)	$(11,427)	$20,065
Add (subtract) adjustments to arrive at EBITDA:
Depreciation and amortization	74,812	73,583	70,966
Interest and debt expense	37,119	41,888	41,421
Income tax expense (benefit)	363	574	(140)
Pro rata share of above adjustments of unconsolidated joint ventures	2,939	3,190	2,880

EBITDA (1)	107,746	107,808	135,192
Less EBITDA attributable to noncontrolling interests in:
Consolidated real estate funds	450	(3,414)	(5,567)
Consolidated joint ventures	(15,077)	(15,909)	(17,849)

Pro rata share of EBITDA (1)	$93,119	$88,485	$111,776

EBITDA	$107,746	$107,808	$135,192
Add (subtract) adjustments to arrive at adjusted EBITDA:
Acquisition and transaction related costs	935	1,139	523
Severance costs	2,874	3,315	—
Unrealized gain on interest rate swaps (including pro rata share of unconsolidated joint ventures)	(6,860)	(12,364)	(27,328)
EBITDA from real estate funds	844	(4,010)	(6,114)

Adjusted EBITDA (1)	105,539	95,888	102,273
Less Adjusted EBITDA attributable to noncontrolling interests in consolidated joint ventures	(12,344)	(13,411)	(11,401)

Pro rata share of Adjusted EBITDA (1)	$93,195	$82,477	$90,872

(1)	See page 37 for our definition of this measure.

NET OPERATING INCOME (“NOI”)
(unaudited and in thousands)

	Three Months Ended
	March 31, 2016	March 31, 2015	December 31, 2015
Reconciliation of net (loss) income to NOI and Cash NOI:
Net (loss) income	$(7,487)	$(11,427)	$20,065
Add (subtract) adjustments to arrive at NOI and Cash NOI:
Depreciation and amortization	74,812	73,583	70,966
General and administrative	13,961	12,613	13,644
Interest and debt expense	37,119	41,888	41,421
Acquisition and transaction related costs	935	1,139	523
Income tax expense (benefit)	363	574	(140)
NOI from unconsolidated joint ventures	4,428	3,781	4,218
Income from real estate fund investments	—	(5,221)	(7,749)
Loss from unconsolidated real estate funds	326	—	—
Income from unconsolidated joint ventures	(1,496)	(975)	(2,406)
Fee income	(3,417)	(1,535)	(4,848)
Interest and other income, net	(1,700)	(854)	(1,268)
Unrealized gain on interest rate swaps	(6,860)	(11,978)	(26,263)

NOI (1)	110,984	101,588	108,163
Less NOI attributable to noncontrolling interests in:
Consolidated real estate funds	450	(197)	47
Consolidated joint ventures	(11,269)	(13,422)	(11,398)

Pro rata share of NOI (1)	$100,165	$87,969	$96,812

NOI	$110,984	$101,588	$108,163
Less:
Straight-line rent adjustments (including pro rata share of unconsolidated joint ventures)	(19,970)	(15,910)	(19,488)
Amortization of above (below) market leases, net	3,619	(890)	(6,678)

Cash NOI (1)	94,633	84,788	81,997
Less Cash NOI attributable to noncontrolling interests in:
Consolidated real estate funds	450	(197)	47
Consolidated joint ventures	(7,844)	(9,250)	(6,724)

Pro rata share of Cash NOI (1)	$87,239	$75,341	$75,320

(1)	See page 37 for our definition of this measure.

NOI - BY SEGMENT
(unaudited and in thousands)

	Three Months Ended March 31, 2016
	Total	New York	Washington, D.C.	San Francisco	Other
Reconciliation of net (loss) income to NOI and Cash NOI:
Net (loss) income	$(7,487)	$8,089	$(433)	$470	$(15,613)
Add (subtract) adjustments to arrive at NOI:
Depreciation and amortization	74,812	53,161	7,742	13,520	389
General and administrative	13,961	—	—	—	13,961
Interest and debt expense	37,119	16,942	5,133	13,793	1,251
Acquisition and transaction related costs	935	—	—	—	935
Income tax expense (benefit)	363	—	(716)	28	1,051
NOI from unconsolidated joint ventures	4,428	4,347	—	—	81
Loss from unconsolidated real estate funds	326	—	—	—	326
Income from unconsolidated joint ventures	(1,496)	(1,476)	—	—	(20)
Fee income	(3,417)	—	—	—	(3,417)
Interest and other income, net	(1,700)	(49)	(19)	(6)	(1,626)
Unrealized gain on interest rate swaps	(6,860)	(1,501)	—	(5,359)	—

NOI (1)	110,984	79,513	11,707	22,446	(2,682)
Less NOI attributable to noncontrolling interests in:
Consolidated real estate funds	450	—	—	—	450
Consolidated joint ventures	(11,269)	—	—	(11,269)	—

Pro rata share of NOI for the three months ended March 31, 2016	$100,165	$79,513	$11,707	$11,177	$(2,232)

Pro rata share of NOI for the three months ended March 31, 2015	$87,969	$69,089	$11,374	$9,433	$(1,927)

NOI (1)	$110,984	$79,513	$11,707	$22,446	$(2,682)
Add (subtract) adjustments to arrive at Cash NOI:
Straight-line rent adjustments (including pro rata share of unconsolidated joint ventures)	(19,970)	(16,688)	(622)	(2,719)	59
Amortization of above (below) market leases, net	3,619	8,169	(553)	(3,997)	—

Cash NOI (1)	94,633	70,994	10,532	15,730	(2,623)
Less Cash NOI attributable to noncontrolling interests in:
Consolidated real estate funds	450	—	—	—	450
Consolidated joint ventures	(7,844)	—	—	(7,844)	—

Pro rata share of Cash NOI for the three months ended March 31, 2016	$87,239	$70,994	$10,532	$7,886	$(2,173)

Pro rata share of Cash NOI for the three months ended March 31, 2015	$75,341	$60,700	$10,469	$6,054	$(1,882)

(1)	See page 37 for our definition of this measure.

SAME STORE RESULTS - BY SEGMENT

(unaudited and in thousands)

	Three Months Ended March 31, 2016
SAME STORE NOI (1) - GAAP	Total	New York		Washington, D.C.	San Francisco	Other

Pro rata share of NOI for the three months ended March 31, 2016	$100,165	$79,513		$11,707	$11,177	$(2,232)
Acquisitions (2)	(3,773)	(3,773)		—	—	—
Lease termination income (including pro rata share of unconsolidated joint ventures)	(11,000)	(10,968	) (3)	—	(32)	—
Other, net	6,785	6,785	(3)	—	—	—

Pro rata share of Same Store NOI (1) for the three months ended March 31, 2016	$92,177	$71,557		$11,707	$11,145	$(2,232)

	Three Months Ended March 31, 2015
	Total	New York		Washington, D.C.	San Francisco	Other

Pro rata share of NOI for the three months ended March 31, 2015	$87,969	$69,089		$11,374	$9,433	$(1,927)
Acquisitions	—	—		—	—	—
Lease termination income (including pro rata share of unconsolidated joint ventures)	(358)	(251)		—	(107)	—
Other, net	—	—		—	—	—

Pro rata share of Same Store NOI (1) for the three months ended March 31, 2015	$87,611	$68,838		$11,374	$9,326	$(1,927)

Increase (decrease) in Same Store NOI	$4,566	$2,719		$333	$1,819	$(305)

% Increase	5.2%	3.9%		2.9%	19.5%

(1)	See page 37 for our definition of this measure.
(2)	Represents the acquisition of the remaining 35.8% equity interest that we did not previously own in 31 West 52nd Street.
(3)	Includes (i) $10,861 of cash income from the termination of a lease with a tenant at 1633 Broadway, which was partially offset by (ii) $10,057 of non-cash write-offs primarily related to the above market lease asset and (iii) a $473 write-off of the tenant’s accounts receivable.

SAME STORE RESULTS - BY SEGMENT

(unaudited and in thousands)

	Three Months Ended March 31, 2016
SAME STORE NOI (1) - CASH	Total	New York		Washington, D.C.	San Francisco	Other

Pro rata share of Cash NOI for the three months ended March 31, 2016	$87,239	$70,994		$10,532	$7,886	$(2,173)
Acquisitions (2)	(3,397)	(3,397)		—	—	—
Lease termination income (including pro rata share of unconsolidated joint ventures)	(11,000)	(10,968	) (3)	—	(32)	—
Other, net	473	473		—	—	—

Pro rata share of Same Store Cash NOI (1) for the three months ended March 31, 2016	$73,315	$57,102		$10,532	$7,854	$(2,173)

	Three Months Ended March 31, 2015
	Total	New York		Washington, D.C.	San Francisco	Other

Pro rata share of Cash NOI for the three months ended March 31, 2015	$75,341	$60,700		$10,469	$6,054	$(1,882)
Acquisitions	—	—		—	—	—
Lease termination income (including pro rata share of unconsolidated joint ventures)	(358)	(251)		—	(107)	—
Other, net	—	—		—	—	—

Pro rata share of Same Store Cash NOI (1) for the three months ended March 31, 2015	$74,983	$60,449		$10,469	$5,947	$(1,882)

(Decrease) increase in Same Store Cash NOI	$(1,668)	$(3,347)		$63	$1,907	$(291)

% (Decrease) increase	(2.2%)	(5.5%)		0.6%	32.1%

(1)	See page 37 for our definition of this measure.
(2)	Represents the acquisition of the remaining 35.8% equity interest that we did not previously own in 31 West 52nd Street.
(3)	Includes $10,861 of cash income from the termination of a lease with a tenant at 1633 Broadway.

CONSOLIDATED JOINT VENTURES AND FUNDS - BALANCE SHEETS

(unaudited and in thousands)

	As of March 31, 2016				As of December 31, 2015
	Consolidated Joint Ventures				Consolidated Joint Ventures
	Total Consolidated Joint Ventures	One Market Plaza	PGRESS Equity Holdings L.P.	Residential Development Fund (1)	Total Consolidated Joint Ventures	One Market Plaza	PGRESS Equity Holdings L.P.	Real Estate Funds (1)
Ownership %		49.0%	24.4%	13.4%		49.0%	25.4%	Various
ASSETS:
Rental property, net	$1,270,724	$1,270,724	$—	$68,767	$1,276,358	$1,276,358	$—	$67,286
Cash and cash equivalents	6,565	6,150	415	4,814	7,115	6,539	576	14,495
Restricted cash	13,428	13,428	—	—	13,188	13,188	—	—
Real estate fund investments (1)	—	—	—	—	—	—	—	416,438
Preferred equity investments	54,304	—	54,304	—	53,941	—	53,941	—
Deferred rent receivable	21,106	21,106	—	—	18,386	18,386	—	—
Accounts and other receivables, net	397	397	—	595	327	327	—	287
Deferred charges, net	5,148	5,148	—	—	4,958	4,958	—	—
Intangible assets, net	66,099	66,099	—	—	71,305	71,305	—	—
Other assets	352	352	—	8	664	664	—	16

Total Assets	$1,438,123	$1,383,404	$54,719	$74,184	$1,446,242	$1,391,725	$54,517	$498,522

LIABILITIES:
Notes and mortgages payable, net	$857,893	$857,893	$—	$—	$857,037	$857,037	$—	$—
Loans payable to noncontrolling interests	—	—	—	—	—	—	—	45,662
Accounts payable and accrued expenses	28,267	28,267	—	1,527	28,548	28,548	—	936
Interest rate swap liabilities	50,046	50,046	—	—	55,404	55,404	—	—
Intangible liabilities, net	60,823	60,823	—	—	65,011	65,011	—	—
Other liabilities	3,188	3,188	—	20	2,888	2,659	229	184

Total Liabilities	1,000,217	1,000,217	—	1,547	1,008,888	1,008,659	229	46,782

EQUITY:
Paramount Group, Inc. stockholders’ equity	199,805	187,222	12,583	9,702	200,505	187,282	13,223	37,103
Noncontrolling interests	238,101	195,965	42,136	62,935	236,849	195,784	41,065	414,637

Total Equity	437,906	383,187	54,719	72,637	437,354	383,066	54,288	451,740

TOTAL LIABILITIES AND EQUITY	$1,438,123	$1,383,404	$54,719	$74,184	$1,446,242	$1,391,725	$54,517	$498,522

(1)	On January 1, 2016, we adopted (“ASU 2015-02”) Amendments to the Consolidation Analysis to ASC Topic 810, Consolidation, which resulted in the deconsolidation of all of our real estate fund investments that were accounted for at fair value, except for the Residential Development Fund, which is accounted for at historical cost and will continue to be consolidated into our financial statements.

CONSOLIDATED JOINT VENTURES AND FUNDS - OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended March 31, 2016				Three Months Ended March 31, 2015
	Consolidated Joint Ventures				Consolidated Joint Ventures
	Total Consolidated Joint Ventures	One Market Plaza	PGRESS Equity Holdings L.P.	Residential Development Fund (1)	Total Consolidated Joint Ventures	31 West 52nd Street	One Market Plaza	Real Estate Funds (1)
Total revenues	$29,619	$29,619	$—	$833	$42,937	$17,121	$25,816	$811
Total operating expenses	7,173	7,173	—	1,352	12,933	6,124	6,809	582

Net operating income	22,446	22,446	—	(519)	30,004	10,997	19,007	229
Depreciation and amortization	(13,520)	(13,520)	—	(259)	(19,415)	(6,514)	(12,901)	(243)
Income from real estate fund investments (1)	—	—	—	—	—	—	—	5,221
Interest and other income, net	1,422	6	1,416	1	18	15	3	—
Interest and debt expense	(13,793)	(13,793)	—	—	(18,280)	(5,156)	(13,124)	(993)
Unrealized gain on interest rate swaps	5,359	5,359	—	—	5,331	1,457	3,874	—

Net income (loss) before income taxes	1,914	498	1,416	(777)	(2,342)	799	(3,141)	4,214
Income tax (expense) benefit	(28)	(28)	—	1	(2)	—	(2)	(1)

Net income (loss)	$1,886	$470	$1,416	$(776)	$(2,344)	$799	$(3,143)	$4,213

Paramount Group, Inc.’s pro rata share Ownership %	Total	49.0%	24.4%	13.4%	Total	64.2%	49.0%	Various
Net income (loss)	$456	$111	$345	$(344)	$(1,029)	$513	$(1,542)	$272
Add: Management fee income	178	178	—	242	226	122	104	1,334
Add: Carried interest	—	—	—	—	—	—	—	398

Net income (loss) attributable to Paramount Group, Inc.	634	289	345	(102)	(803)	635	(1,438)	2,004
Add: Real estate depreciation and amortization	6,625	6,625	—	33	10,505	4,182	6,323	32

FFO (2)	7,259	6,914	345	(69)	9,702	4,817	4,885	2,036
Less: Unrealized gain on interest rate swaps	(2,626)	(2,626)	—	—	(2,833)	(935)	(1,898)	—

Core FFO (2)	$4,633	$4,288	$345	$(69)	$6,869	$3,882	$2,987	$2,036

Noncontrolling Interests’ pro rata share Ownership %	Total	51.0%	75.6%	86.6%	Total	35.8%	51.0%	Various
Net income (loss)	$1,430	$359	$1,071	$(432)	$(1,315)	$286	$(1,601)	$3,941
Less: Management fee expense	(178)	(178)	—	(242)	(226)	(122)	(104)	(1,334)
Less: Carried interest	—	—	—	—	—	—	—	(398)

Net income (loss) attributable to noncontrolling interests	1,252	181	1,071	(674)	(1,541)	164	(1,705)	2,209
Add: Real estate depreciation and amortization	6,895	6,895	—	226	8,910	2,332	6,578	211

FFO (2)	8,147	7,076	1,071	(448)	7,369	2,496	4,873	2,420
Less: Unrealized gain on interest rate swaps	(2,733)	(2,733)	—	—	(2,498)	(522)	(1,976)	—

Core FFO (2)	$5,414	$4,343	$1,071	$(448)	$4,871	$1,974	$2,897	$2,420

(1)	On January 1, 2016, we adopted (“ASU 2015-02”) Amendments to the Consolidation Analysis to ASC Topic 810, Consolidation, which resulted in the deconsolidation of all of our real estate fund investments that were accounted for at fair value, except for the Residential Development Fund, which is accounted for at historical cost and will continue to be consolidated into our financial statements.
(2)	See page 37 for our definition of this measure.

UNCONSOLIDATED JOINT VENTURES - BALANCE SHEETS
(unaudited and in thousands)

	As of March 31, 2016			As of December 31, 2015
	Total	712 Fifth Avenue	Oder-Center, Germany (1)	Total	712 Fifth Avenue	Oder-Center, Germany (1)
Ownership %		50.0%	9.5%		50.0%	9.5%
ASSETS:
Rental property, net	$218,407	$212,052	$6,355	$220,765	$214,139	$6,626
Cash and cash equivalents	16,619	15,696	923	18,388	17,341	1,047
Restricted Cash	323	323	—	323	323	—
Deferred rent receivable	12,680	12,680	—	12,479	12,479	—
Accounts and other receivables, net	809	809	—	1,179	1,179	—
Deferred charges, net	9,283	9,283	—	9,704	9,704	—
Other assets	3,584	3,273	311	492	311	181

Total Assets	$261,705	$254,116	$7,589	$263,330	$255,476	$7,854

LIABILITIES:
Notes and mortgages payable, net	$268,899	$245,684	$23,215	$269,725	$245,582	$24,143
Accounts payable and accrued expenses	4,193	4,183	10	5,450	5,324	126
Interest rate swap liabilities	9,146	9,146	—	9,146	9,146	—
Other liabilities	620	367	253	649	530	119

Total Liabilities	282,858	259,380	23,478	284,970	260,582	24,388

Total Equity	(21,153)	(5,264)	(15,889)	(21,640)	(5,106)	(16,534)

TOTAL LIABILITIES AND EQUITY	$261,705	$254,116	$7,589	$263,330	$255,476	$7,854

(1) We account for our interest in Oder-Center, Germany on a one quarter lag basis.

UNCONSOLIDATED JOINT VENTURES - OPERATING RESULTS
(unaudited and in thousands)

	Three Months Ended March 31, 2016			Three Months Ended March 31, 2015
	Total	712 Fifth Avenue	Oder-Center, Germany (1)	Total	712 Fifth Avenue	Oder-Center, Germany (1)
Total revenues	$15,366	$14,312	$1,054	$14,939	$13,694	$1,245
Total operating expenses	5,818	5,617	201	6,415	6,228	187

Net operating income	9,548	8,695	853	8,524	7,466	1,058
Depreciation and amortization expense	(3,103)	(3,008)	(95)	(3,041)	(2,930)	(111)
Unrealized gain on interest rate swaps	—	—	—	771	771	—
Interest and other income, net	14	14	—	2	2	—
Interest and debt expense	(3,022)	(2,748)	(274)	(3,758)	(3,428)	(330)

Net income before income taxes	3,437	2,953	484	2,498	1,881	617
Income tax expense	(2)	—	(2)	(13)	—	(13)

Net income	$3,435	$2,953	$482	$2,485	$1,881	$604

Paramount Group, Inc.’s pro rata share Ownership %	Total	50.0%	9.5%	Total	50.0%	9.5%
Net income	$1,522	$1,476	$46	$998	$940	$58
Less: Step-up basis adjustment	(26)	—	(26)	(23)	—	(23)

Net income attributable to Paramount Group, Inc.	1,496	1,476	20	975	940	35
Add: Real estate depreciation and amortization	1,539	1,504	35	1,476	1,465	11

FFO (2)	3,035	2,980	55	2,451	2,405	46
Less: Unrealized gain on interest rate swaps	—	—	—	(386)	(386)	—

Core FFO (2)	$3,035	$2,980	$55	$2,065	$2,019	$46

Joint Venture Partners’ pro rata share Ownership %	Total	50.0%	90.5%	Total	50.0%	90.5%
Net income	$1,913	$1,477	$436	$1,487	$941	$546
Add: Real estate depreciation and amortization	1,590	1,504	86	1,565	1,465	100

FFO (2)	3,503	2,981	522	3,052	2,406	646
Less: Unrealized gain on interest rate swaps	—	—	—	(386)	(386)	—

Core FFO (2)	$3,503	$2,981	$522	$2,666	$2,020	$646

(1)	We account for our interest in Oder-Center, Germany on a one quarter lag basis.
(2)	See page 37 for our definition of this measure.

UNCONSOLIDATED FUNDS SUMMARY
(unaudited)

Property Funds:

The following is a summary of the Property Funds, our ownership interests in these funds and the funds’ ownership interest in the underlying investments, as of March 31, 2016.

Fund	Paramount Ownership	60 Wall Street	One Market Plaza		50 Beale Street	670 Broadway
Fund II	10.0%	46.3%	—		—	—
Fund III	3.1%	16.0%	2.0%		—	—
Fund VII/VII-H	7.2%	—	—		42.8%	100.0%

Total Property Funds		62.3%	2.0%		42.8%	100.0%
Other Investors		37.7%	98.0	%(1)	57.2%	—

Total		100.0%	100.0%		100.0%	100.0%

The following is a summary of the Property Fund investments and our ownership interests in the underlying investments, as of March 31, 2016.

		Paramount	Square	%	%	Annualized Rent (2)
Investments	Submarket	Ownership	Feet	Leased	Occupied	Amount		Per Square Foot (3)
60 Wall Street	Downtown	5.1%	1,625,483	100.0%	100.0%	$67,000,000	(4)	$41.22	(4)
50 Beale Street	South Financial District	3.1%	663,483	98.6%	98.6%	34,328,000		52.91
670 Broadway	NoHo	7.2%	75,945	49.8%	1.8%	N/A	(5)	N/A	(5)

Alternative Investment Fund (“Fund VIII”):

The following is a summary of our ownership interests in Fund VIII and the underlying investments in Fund VIII, as of March 31, 2016.

		Paramount			Fair Value of Investment
Investments	Investment Type	Ownership	Interest Rate	Initial Maturity	Total	Our Share
26 Broadway (6)	Mezzanine Loan	1.7%	8.3%	Jan-2022	$46,665,000	$793,000
1440 Broadway (7)	Mezzanine Loan	1.7%	6.4%	Oct-2019	40,020,000	680,000
700 Eighth Avenue (8)	Mortgage/Mezzanine Loans	1.7%	6.4%	Dec-2016	80,272,000	1,365,000

					$166,957,000	$2,838,000

(1)	Includes a 49.0% direct ownership interest held by us.
(2)	See page 37 for our definition of this measure.
(3)	Excludes square feet and revenue from parking, storage, signage and roof space.
(4)	Represents triple net base rent only.
(5)	Property is currently being renovated and approximately 48.0% of the property has already been leased to Equinox at an initial rent of $123.96 per square foot.
(6)	Represents a $46,000,000 mezzanine loan secured by the equity interests in the owner of 26 Broadway that bears interest at a fixed rate of 8.3%.
(7)	Represents a $40,000,000 mezzanine loan secured by the equity interests in the owner of 1440 Broadway that bears interest at LIBOR plus 600 bps.
(8)	Represents a senior mortgage and a mezzanine loan aggregating $80,000,000 secured by 700 Eighth Avenue that bears interest at LIBOR plus 600 bps.

CAPITAL STRUCTURE
(unaudited and in thousands, except share and per share amounts)

			As of March 31, 2016
Debt:
Consolidated debt:
Notes and mortgages payable (1)			$2,942,026
$1.0 billion revolving credit facility			40,000

			2,982,026
Less:
Noncontrolling interest’s share of consolidated debt (One Market Plaza)			(437,525)
Add:
Pro rata share of unconsolidated joint venture debt (712 Fifth Avenue and Oder-Center, Germany)			125,455

Total debt			2,669,956

	Shares / Units Outstanding	Share Price at March 31, 2016
Equity:
Common stock	213,036,508	$15.95	3,397,932
Operating Partnership units	51,443,466	15.95	820,524

	264,479,974	15.95	4,218,456
Total Market Capitalization			$6,888,412

(1)	Represents contractual amount due pursuant to the respective debt agreements.

DEBT ANALYSIS
(unaudited and in thousands)

	Total Debt		Fixed Rate Debt		Variable Rate Debt
Consolidated Debt:	Amount	Rate	Amount	Rate	Amount	Rate
1633 Broadway	$1,013,544	3.52%	$1,000,000	3.54%	$13,544	2.19%
31 West 52nd Street	413,490	4.23%	237,600	6.04%	175,890	1.78%
900 Third Avenue	274,337	4.23%	162,000	5.98%	112,337	1.70%
Waterview	210,000	5.76%	210,000	5.76%	—	—
1899 Pennsylvania Avenue	88,762	4.88%	88,762	4.88%	—	—
Liberty Place	84,000	4.50%	84,000	4.50%	—	—
One Market Plaza	857,893	6.14%	857,893	6.14%	—	—
$1.0 Billion Revolving Credit Facility	40,000	1.69%	—	—	40,000	1.69%

Total consolidated debt	2,982,026	4.64%	2,640,255	5.01%	341,771	1.76%
Noncontrolling interest’s share	(437,525)	6.14%	(437,525)	6.14%	—	—

Pro rata share of consolidated debt	$2,544,501	4.38%	$2,202,730	4.79%	$341,771	1.76%

Unconsolidated Joint Venture Debt:
712 Fifth Avenue	$246,500	4.23%	$135,000	5.78%	$111,500	2.36%
Oder-Center, Germany	23,215	4.62%	23,215	4.62%	—	—

Total unconsolidated debt	269,715	4.27%	158,215	5.61%	111,500	2.36%
Joint venture partners’ share	(144,260)	4.29%	(88,510)	5.50%	(55,750)	2.36%

Pro rata share of unconsolidated debt	$125,455	4.24%	$69,705	5.74%	$55,750	2.36%

Pro Rata Share of Total Debt	$2,669,956	4.37%	$2,272,435	4.82%	$397,521	1.84%

Revolving Credit Facility Covenants: (1)	Required	Actual
Total Debt / Total Assets	Less than 60%	41.6%
Secured Debt / Total Assets	Less than 45%	37.6%
Fixed Charge Coverage	Greater than 1.5x	3.0x
Unsecured Debt / Unencumbered Assets	Less than 60%	15.2%
Unencumbered Interest Coverage	Greater than 1.75x	21.7x

Debt Composition:	Amount	%
Fixed rate debt:
Pro rata consolidated fixed rate debt	$2,202,730
Pro rata unconsolidated fixed rate debt	69,705

Total fixed rate debt	2,272,435	85.1%

Variable rate debt:
Pro rata consolidated variable rate debt	341,771
Pro rata unconsolidated variable rate debt	55,750

Total variable rate debt	397,521	14.9%

Pro Rata Share of Total Debt	$2,669,956	100.0%

(1)	This section presents ratios as of March 31, 2016 in accordance with the terms of the Company’s revolving credit facility, which has been filed with the SEC. Management is not presenting these ratios and the related calculations for any other purpose or for any other period, and is not intending for these measures to otherwise provide information to investors about the Company’s financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the revolving credit facility.

DEBT MATURITIES
(unaudited and in thousands)

Consolidated Debt:	2016	2017	2018	2019	2020	Thereafter	Total
31 West 52nd Street	$—	$413,490 (1)	$—	$—	$—	$—	$413,490
900 Third Avenue	—	274,337	—	—	—	—	274,337
Waterview	—	210,000	—	—	—	—	210,000
Liberty Place	—	—	84,000	—	—	—	84,000
One Market Plaza	—	—	—	857,893	—	—	857,893
1899 Pennsylvania Avenue	—	—	—	—	88,762	—	88,762
1633 Broadway	—	—	—	—	—	1,013,544	1,013,544
Revolving Credit Facility	—	—	40,000	—	—	—	40,000

Total consolidated debt	—	897,827	124,000	857,893	88,762	1,013,544	2,982,026
Noncontrolling interest’s share	—	—	—	(437,525)	—	—	(437,525)

Pro rata share of consolidated debt	$—	$897,827	$124,000	$420,368	$88,762	$1,013,544	$2,544,501

Unconsolidated Joint Venture Debt:
712 Fifth Avenue	$—	$—	$246,500	$—	$—	$—	$246,500
Oder-Center, Germany	—	—	—	—	—	23,215	23,215

Total unconsolidated debt	—	—	246,500	—	—	23,215	269,715
Joint venture partners’ share	—	—	(123,250)	—	—	(21,010)	(144,260)

Pro rata share of unconsolidated debt	$—	$—	$123,250	$—	$—	$2,205	$125,455

Pro rata share of total debt	$—	$897,827	$247,250	$420,368	$88,762	$1,015,749	$2,669,956

Weighted average rate	—	4.59%	3.91%	6.14%	4.88%	3.52%	4.37%

% of Debt Maturing	—	33.6%	9.3%	15.7%	3.3%	38.1%	100.0%

(1)	On May 3, 2016, we completed a $500,000 refinancing of 31 West 52nd Street. The new 10 year loan is interest only at a fixed rate of 3.80%. We realized net proceeds of approximately $65,000 after the repayment of the existing loan, swap breakage costs and closing costs.

PORTFOLIO SUMMARY
(unaudited)

		%	Square	%	%	Annualized Rent (2)
Property	Submarket	Ownership	Feet (1)	Leased (2)	Occupied (2)	Amount	Per Square Foot (3)
As of March 31, 2016
New York:
1633 Broadway	West Side	100.0%	2,643,065	92.4%	90.4%	$156,347,000	$70.83
1301 Avenue of the Americas	Sixth Ave / Rock Center	100.0%	1,767,992	97.0%	95.6%	127,765,000	76.23
1325 Avenue of the Americas	Sixth Ave / Rock Center	100.0%	814,892	96.9%	94.6%	50,475,000	67.67
31 West 52nd Street	Sixth Ave / Rock Center	100.0%	786,647	100.0%	100.0%	60,311,000	79.11
900 Third Avenue	East Side	100.0%	596,270	96.0%	96.0%	41,875,000	73.88
712 Fifth Avenue	Madison / Fifth Ave	50.0%	543,341	98.5%	98.5%	55,704,000	104.61

Subtotal / Weighted Average			7,152,207	95.7%	94.3%	492,477,000	75.95

Washington, D.C.:
Waterview	Rosslyn, VA	100.0%	647,243	98.9%	98.9%	34,508,000	52.29
425 Eye Street	East End	100.0%	380,090	97.3%	96.5%	16,274,000	45.37
2099 Pennsylvania Avenue	CBD	100.0%	208,636	62.0%	62.0%	10,034,000	77.32
1899 Pennsylvania Avenue	CBD	100.0%	192,481	98.3%	98.3%	14,696,000	78.57
Liberty Place	East End	100.0%	174,205	88.4%	81.0%	10,939,000	77.01

Subtotal / Weighted Average			1,602,655	92.5%	91.5%	86,451,000	58.55

San Francisco:
One Market Plaza	South Financial District	49.0%	1,611,125	98.3%	97.2%	99,427,000	64.61

Total / Weighted Average			10,365,987	95.6%	94.3%	$678,355,000	$71.44

(1)	Represents the remeasured square feet, which includes an aggregate of 163,740 square feet of either Real Estate Board of New York (“REBNY”) or Building Owners and Managers Association (“BOMA”) remeasurement adjustments that are not reflected in current leases.
(2)	See page 37 for our definition of this measure.
(3)	Excludes square feet and revenue from parking, storage, theater, signage and roof space.

TOP TENANTS AND INDUSTRY DIVERSIFICATION
(unaudited)

	Lease Expiration		Square Feet Occupied		% of Total Square Feet	Annualized Rent (1)		% of Annualized Rent
Top 10 Tenants:						Amount	Per Square Foot
As of March 31, 2016
The Corporate Executive Board Company	Jan-2028		625,062		6.0%	$32,601,000	$52.16	4.8%
Barclays Capital, Inc.	Dec-2020		497,418		4.8%	31,521,000	63.37	4.6%
Allianz Global Investors, LP	Jan-2031	(2)	326,457	(2)	3.1%	27,770,000	85.06	4.1%
Clifford Chance LLP	Jun-2024		328,992		3.2%	25,494,000	77.49	3.8%
Credit Agricole Corporate & Investment Bank	Feb-2023		311,291		3.0%	24,726,000	79.43	3.6%
Commerzbank AG	May-2016	(3)	287,535	(3)	2.8%	24,267,000	84.40	3.6%
Morgan Stanley & Company	Mar-2032	(4)	312,885	(4)	3.0%	22,070,000	70.54	3.3%
Google, Inc.	Apr-2025		275,822		2.7%	17,707,000	64.20	2.6%
Deloitte & Touche, LLP	Mar-2016		212,052		2.0%	16,727,000	78.88	2.5%
WMG Acquisition Corp. (Warner Music Group)	Jul-2029		293,487		2.8%	16,301,000	55.54	2.4%

	Square Feet	% of Occupied	Annualized	% of Annualized
Industry Diversification:	Occupied	Square Feet	Rent	Rent
As of March 31, 2016
Financial Services - Commercial and Investment Banking	1,912,878	19.9%	$140,383,000	20.7%
Legal Services	1,762,397	18.4%	129,472,000	19.1%
Financial Services - All other	1,608,259	16.8%	128,851,000	19.0%
Technology and Media	1,433,307	14.9%	91,885,000	13.5%
Insurance	338,399	3.5%	28,468,000	4.2%
Retail	317,681	3.3%	27,064,000	4.0%
Accounting	275,263	2.9%	20,709,000	3.1%
Government	334,985	3.5%	15,906,000	2.3%
Real Estate	205,835	2.1%	15,657,000	2.3%
Other	1,401,534	14.7%	79,960,000	11.8%

(1)	See page 37 for our definition of this measure.
(2)	5,546 of the square feet leased expires in December 2016.
(3)	As of March 31, 2016, 144,712 of this square footage has been leased to other tenants pursuant to signed leases that are expected to commence following the May 2016 expiration.
(4)	52,056 of the square feet leased expires in June 2017.

LEASING ACTIVITY
(unaudited)

	Total		New York		Washington, D.C.	San Francisco
Three Months Ended March 31, 2016:
Total square feet leased	154,951		97,025		38,145	19,781
Pro rata share of total square feet leased:	140,301		92,463		38,145	9,693
Initial rent (1)	$78.68		$81.09		$71.60	$85.27
Weighted average lease term (in years)	7.7		8.7		5.5	7.2
Tenant improvements and leasing commissions:
Per square foot	$52.94		$52.58		$54.77	$47.70
Per square foot per annum	$6.83		$6.05		$9.88	$6.64
Percentage of initial rent	8.7%		7.5%		13.8%	7.8%
Rent concessions:
Average free rent period (in months)	8.0		10.2		3.8	1.6
Average free rent period per annum (in months)	1.0		1.2		0.7	0.2
Second generation space: (1)
Square feet	100,343		89,173		3,933	7,237
Cash basis:
Initial rent (1)	$81.67		$81.46		$79.82	$85.27
Prior escalated rent	$82.71		$84.77		$78.95	$59.06
Percentage (decrease) increase	(1.3	%) (2)	(3.9	%) (2)	1.1%	44.4%
GAAP basis:
Straight-line rent	$79.79		$78.79		$80.13	$92.19
Prior straight-line rent	$71.12		$70.13		$80.10	$78.49
Percentage increase	12.2	% (2)	12.3	% (2)	0.0%	17.5%

(1)	See page 37 for our definition of this measure.
(2)	Includes the effect of a 52,555 square foot above-market lease at 1633 Broadway that was terminated in February 2016 and re-leased in March 2016. Excluding the impact of this lease, the percentage increase in Cash basis and GAAP basis rents was 27.0% and 38.2%, respectively, for our New York portfolio and 26.8% and 30.0%, respectively, for the total portfolio.

LEASE EXPIRATIONS
(unaudited)

Year of	Square Feet	Annualized Rent (1)		% of Consolidated
Lease Expiration (2)	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent
Month to Month	3,397	$411,000	$—	0.1%

2Q 2016	360,440	29,604,000	81.59	4.3%
3Q 2016	130,070	9,193,000	70.72	1.3%
4Q 2016	32,676	2,915,000	91.07	0.4%

Total 2016	523,186	41,712,000	79.47	6.0%

1Q 2017	315,186	21,940,000	70.33	3.2%
Remaining 2017	218,093	17,483,000	80.63	2.5%

Total 2017	533,279	39,423,000	74.55	5.7%

2018	323,095	25,623,000	79.27	3.7%
2019	519,281	39,226,000	75.87	5.7%
2020	471,419	33,291,000	79.14	4.8%
2021	1,576,270	96,821,000	62.31	14.1%
2022	428,874	28,217,000	75.30	4.1%
2023	697,958	55,001,000	79.27	8.0%
2024	633,978	49,322,000	77.99	7.2%
2025	473,986	34,964,000	73.90	5.1%
Thereafter	3,523,988	242,454,000	68.41	35.5%

(1)	See page 37 for our definition of this measure.
(2)	Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)	Excludes square feet and revenue from parking, storage, theater, signage and roof space.

LEASE EXPIRATIONS - NEW YORK
(unaudited)

Year of	Square Feet	Annualized Rent (1)		% of New York
Lease Expiration (2)	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent
Month to Month	575	$110,000	$—	0.0%

2Q 2016	358,220	29,267,000	81.68	5.8%
3Q 2016	128,740	9,113,000	70.80	1.8%
4Q 2016	28,351	2,572,000	90.73	0.5%

Total 2016	515,311	40,952,000	79.46	8.1%

1Q 2017	309,640	21,667,000	70.72	4.3%
Remaining 2017	170,511	14,679,000	86.74	2.9%

Total 2017	480,151	36,346,000	76.42	7.2%

2018	233,554	20,112,000	86.05	4.0%
2019	244,340	21,305,000	89.02	4.3%
2020	339,831	24,041,000	83.51	4.8%
2021	945,543	64,226,000	70.15	12.8%
2022	159,107	9,614,000	110.55	1.9%
2023	557,742	43,734,000	78.90	8.7%
2024	551,909	43,008,000	78.15	8.6%
2025	104,011	8,980,000	86.34	1.8%
Thereafter	2,601,703	188,088,000	72.40	37.8%

(1)	See page 37 for our definition of this measure.
(2)	Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)	Excludes square feet and revenue from parking, storage, theater, signage and roof space.

LEASE EXPIRATIONS - WASHINGTON, D.C.
(unaudited)

Year of	Square Feet	Annualized Rent (1)		% of Washington, D.C.
Lease Expiration (2)	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent
Month to Month	—	$—	$—	—

2Q 2016	2,132	335,000	69.83	0.4%
3Q 2016	—	—	—	—
4Q 2016	—	—	—	—

Total 2016	2,132	335,000	69.83	0.4%

1Q 2017	—	—	—	—
Remaining 2017	—	—	—	—

Total 2017	—	—	—	—

2018	—	—	—	—
2019	42,081	3,304,000	74.37	3.8%
2020	33,721	2,461,000	73.00	2.8%
2021	311,622	15,187,000	47.16	17.4%
2022	33,002	1,794,000	54.37	2.1%
2023	140,216	11,267,000	80.73	12.9%
2024	75,677	5,742,000	75.87	6.6%
2025	56,124	4,239,000	75.54	4.8%
Thereafter	751,991	43,048,000	55.05	49.2%

(1)	See page 37 for our definition of this measure.
(2)	Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)	Excludes square feet and revenue from parking, storage, theater, signage and roof space.

LEASE EXPIRATIONS - SAN FRANCISCO

(unaudited)

Year of	Square Feet	Annualized Rent (1)		% of San Francisco
Lease Expiration (2)	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent
Month to Month	2,822	$301,000	$—	0.3%

2Q 2016	88	2,000	27.27	0.0%
3Q 2016	1,330	80,000	62.88	0.1%
4Q 2016	4,325	343,000	93.85	0.3%

Total 2016	5,743	425,000	84.57	0.4%

1Q 2017	5,546	273,000	49.16	0.3%
Remaining 2017	47,582	2,804,000	58.94	2.8%

Total 2017	53,128	3,077,000	57.92	3.1%

2018	89,541	5,511,000	61.59	5.6%
2019	232,860	14,617,000	62.77	14.8%
2020	97,867	6,789,000	69.37	6.9%
2021	319,105	17,408,000	54.85	17.7%
2022	236,765	16,809,000	70.99	17.1%
2023	—	—	—	—
2024	6,392	572,000	89.44	0.6%
2025	313,851	21,745,000	69.45	22.0%
Thereafter	170,294	11,318,000	66.89	11.5%

(1)	See page 37 for our definition of this measure.
(2)	Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)	Excludes square feet and revenue from parking, storage, theater, signage and roof space.

CONSOLIDATED CAPITAL EXPENDITURES - CASH BASIS

(unaudited and in thousands)

	Three Months Ended
	March 31, 2016	March 31, 2015	December 31, 2015
Capital expenditures to maintain assets:
Recurring (1)	$4,541	$3,754	$5,549
Non-recurring (1)	—	—	—

Total capital expenditures to maintain assets	$4,541	$3,754	$5,549

Tenant improvements:
Recurring (1)	$13,576	$10,795	$10,064
Non-recurring (1)	6,031	1,693	14,470

Total tenant improvements	$19,607	$12,488	$24,534

Leasing commissions:
Recurring (1)	$2,311	$3,544	$25,712
Non-recurring (1)	915	2,587	7,890

Total leasing commissions	$3,226	$6,131	$33,602

Total capital expenditures, tenant improvements and leasing commissions:
Total recurring (1)	$20,428	$18,093	$41,325
Total non-recurring (1)	6,946	4,280	22,360

Total capital expenditures, tenant improvements and leasing commissions	$27,374	$22,373	$63,685

Development expenditures: (1)
One Market Plaza—Lobby and Retail repositioning	$4,460	$5,301	$3,973
1633 Broadway—Plaza and Retail development (2)	3,043	93	3,940
Residential Development Fund	1,152	—	708
Other	391	—	—

Total development expenditures	$9,046	$5,394	$8,621

(1)	See page 37 for our definition of this measure.
(2)	Of the $15,000 budget, $11,711 has been expended as of March 31, 2016.

CAPITAL EXPENDITURES - NEW YORK - CASH BASIS

(unaudited and in thousands)

	Three Months Ended
	March 31, 2016	March 31, 2015	December 31, 2015
Capital expenditures to maintain assets:
Recurring (1)	$2,529	$1,335	$2,568
Non-recurring (1)	—	—	—

Total capital expenditures to maintain assets	$2,529	$1,335	$2,568

Tenant improvements:
Recurring (1)	$11,689	$10,468	$4,872
Non-recurring (1)	3,911	1,419	10,617

Total tenant improvements	$15,600	$11,887	$15,489

Leasing commissions:
Recurring (1)	$687	$2,102	$18,976
Non-recurring (1)	659	—	4,027

Total leasing commissions	$1,346	$2,102	$23,003

Total capital expenditures, tenant improvements and leasing commissions:
Total recurring (1)	$14,905	$13,905	$26,416
Total non-recurring (1)	4,570	1,419	14,644

Total capital expenditures, tenant improvements and leasing commissions	$19,475	$15,324	$41,060

Development expenditures: (1)
1633 Broadway—Plaza and Retail development (2)	$3,043	$93	$3,940
Other	391	—	—

Total development expenditures	$3,434	$93	$3,940

(1)	See page 37 for our definition of this measure.
(2)	Of the $15,000 budget, $11,711 has been expended as of March 31, 2016.

CAPITAL EXPENDITURES - WASHINGTON, D.C. - CASH BASIS

(unaudited and in thousands)

	Three Months Ended
	March 31, 2016	March 31, 2015	December 31, 2015
Capital expenditures to maintain assets:
Recurring (1)	$800	$1,694	$1,423
Non-recurring (1)	—	—	—

Total capital expenditures to maintain assets	$800	$1,694	$1,423

Tenant improvements:
Recurring (1)	$391	$38	$590
Non-recurring (1)	2,120	274	3,853

Total tenant improvements	$2,511	$312	$4,443

Leasing commissions:
Recurring (1)	$—	$731	$334
Non-recurring (1)	256	2,587	3,863

Total leasing commissions	$256	$3,318	$4,197

Total capital expenditures, tenant improvements and leasing commissions:
Total recurring (1)	$1,191	$2,463	$2,347
Total non-recurring (1)	2,376	2,861	7,716

Total capital expenditures, tenant improvements and leasing commissions	$3,567	$5,324	$10,063

(1)	See page 37 for our definition of this measure.

CAPITAL EXPENDITURES - SAN FRANCISCO - CASH BASIS
(unaudited and in thousands)

	Three Months Ended
	March 31, 2016	March 31, 2015	December 31, 2015
Capital expenditures to maintain assets:
Recurring (1)	$750	$725	$1,260
Non-recurring (1)	—	—	—

Total capital expenditures to maintain assets	$750	$725	$1,260

Tenant improvements:
Recurring (1)	$1,496	$289	$4,602
Non-recurring (1)	—	—	—

Total tenant improvements	$1,496	$289	$4,602

Leasing commissions:
Recurring (1)	$639	$711	$3,060
Non-recurring (1)	—	—	—

Total leasing commissions	$639	$711	$3,060

Total capital expenditures, tenant improvements and leasing commissions:
Total recurring (1)	$2,885	$1,725	$8,922
Total non-recurring (1)	—	—	—

Total capital expenditures, tenant improvements and leasing commissions	$2,885	$1,725	$8,922

Development expenditures: (1)
One Market Plaza—Lobby and Retail repositioning	$4,460	$5,301	$3,973

(1)	See page 37 for our definition of this measure.

CAPITAL EXPENDITURES - OTHER - CASH BASIS
(unaudited and in thousands)

	Three Months Ended
	March 31, 2016	March 31, 2015	December 31, 2015
Capital expenditures to maintain assets:
Recurring (1)	$462	$—	$298
Non-recurring (1)	—	—	—

Total capital expenditures to maintain assets	$462	$—	$298

Tenant improvements:
Recurring (1)	$—	$—	$—
Non-recurring (1)	—	—	—

Total tenant improvements	$—	$—	$—

Leasing commissions:
Recurring (1)	$985	$—	$3,342
Non-recurring (1)	—	—

Total leasing commissions	$985	$—	$3,342

Total capital expenditures, tenant improvements and leasing commissions:
Total recurring (1)	$1,447	$—	$3,640
Total non-recurring (1)	—	—	—

Total capital expenditures, tenant improvements and leasing commissions	$1,447	$—	$3,640

Development expenditures: (1)
Residential Development Fund	$1,152	$—	$708

(1)	See page 37 for our definition of this measure.

DEFINITIONS

Funds from Operations (“FFO”) is calculated in accordance with the definition adopted by National Association of Real Estate Investment Trusts (“NAREIT”). NAREIT defines FFO as GAAP net income or loss adjusted to exclude net gains from sales of depreciated real estate assets, impairment losses on depreciable real estate and depreciation and amortization expense from real estate assets, including our share of such adjustments of unconsolidated joint ventures. FFO is commonly used in the real estate industry to assist investors and analysts in comparing results of real estate companies because it excludes the effect of real estate depreciation and amortization and net gain on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. FFO attributable to common stockholders represents the pro rata share of FFO that is attributable to common stockholders and is calculated by reducing noncontrolling interests in consolidated joint ventures, real estate funds and Operating Partnership’s pro rata share of FFO from FFO.

FFO Payout Ratio is calculated as dividends per share divided by diluted FFO per share.

Core Funds from Operations (“Core FFO”) is calculated by adjusting FFO for certain other items, including acquisition and transaction related costs , severance costs and unrealized gains or losses on interest rate swaps, including our share of such adjustments of unconsolidated joint ventures. We present Core FFO as an alternative measure of our operating performance, which adjusts FFO for items that we believe enhance the comparability of our FFO across periods. In future periods, we may also exclude other items from Core FFO that we believe may help investors compare our results. Core FFO attributable to common stockholders represents the pro rata share of Core FFO that is attributable to common stockholders and is calculated by reducing noncontrolling interests in consolidated joint ventures, real estate funds and in Operating Partnership’s pro rata share of Core FFO from Core FFO.

Core FFO Payout Ratio is calculated as dividends per share divided by Core FFO per share.

Funds Available for Distribution (“FAD”) is calculated as Core FFO less (i) recurring tenant improvements, leasing commissions and other capital expenditures (ii) straight-line rent adjustments (iii) unrealized gain on real estate fund investments and (iv) amortization of above and below-market leases, net, plus (v) amortization of stock-based compensation expense and (vi) amortization of deferred financing costs. FAD is commonly used in the real estate industry as a measure of the ability to fund cash needs and make dividend payments. FAD does not represent cash generated from operating activities determined in accordance with GAAP, as presented in our consolidated statements of cash flow and may not be comparable to other real estate companies. FAD attributable to common stockholders represents the pro rata share of FAD that is attributable to common stockholders and is calculated by reducing noncontrolling interests in consolidated joint ventures, real estate funds and in Operating Partnership’s pro rata share of FAD from FAD.

FAD Payout Ratio is calculated as total dividends divided by FAD.

Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) is calculated as net income plus interest expense, income taxes, depreciation and amortization expenses. We present EBITDA because we believe that EBITDA, along with cash flow from operating activities, investing activities and financing activities, provides investors with an additional indicator of its ability to incur and service debt. EBITDA should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of our financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of its liquidity.

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (“Adjusted EBITDA”) is calculated by adjusting EBITDA to eliminate the impact of the performance of our real estate funds, gains and losses on interest rate swaps, acquisition and transaction costs and certain other items that may vary from period to period. We also present our pro rata share of Adjusted EBITDA, which represents our share of the Adjusted EBITDA generated by our consolidated and unconsolidated operating assets based on our percentage ownership of such assets. Adjusted EBITDA helps compare our operating performance from period to period by removing from our operating results the impact of our capital structure (primarily interest charges from our consolidated outstanding debt and the impact of our interest rate swaps), certain non-cash expenses (primarily depreciation and amortization on our assets), the formation and performance of our real estate funds and acquisition and transaction costs that may vary from period to period. In future periods, we may also exclude other items from Adjusted EBITDA that we believe may help investors compare our results. Adjusted EBITDA should not be considered as an alternative to net income (loss) determined in accordance with GAAP. Other real estate companies may use different methodologies for calculating Adjusted EBITDA or similar metrics, and accordingly, our presentation of Adjusted EBITDA may not be comparable to other real estate companies.

DEFINITIONS - CONTINUED

Net Operating Income (“NOI”) is a metric we use to measure the operating performance of our properties, and consists of property-related revenue (which includes rental income, tenant reimbursement income and certain other income) less operating expenses (which includes building expenses such as cleaning, security, repairs and maintenance, utilities, property administration and real estate taxes). We also present Cash NOI which deducts from NOI, straight-line rent adjustments and the amortization of above and below-market leases, net. In addition, we present our Pro rata share of NOI and Cash NOI which represents our share of NOI and Cash NOI of consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets. NOI and Cash NOI are metrics we use to measure the operating performance of our properties. We use these metrics internally as performance measures and believe they provide useful information to investors regarding our financial condition and results of operations because they reflect only those income and expense items that are incurred at property level. Other real estate companies may use different methodologies for calculating NOI and Cash NOI, and accordingly, our presentation of NOI and Cash NOI may not be comparable to other real estate companies.

Same Store NOI is used to measure the operating performance of our properties that were owned by us in a similar manner during both the current year and prior year reporting periods. Same Store NOI includes our share of NOI from unconsolidated joint ventures. We also present Same Store Cash NOI, which excludes the effect of non-cash items such as the straight-lining of rental revenue and the amortization of above and below market leases.

Annualized Rent represents the end of period monthly base rent plus escalations in accordance with the lease terms, multiplied by 12.

Occupied % represents the percentage of space for which we have commenced rental revenue in accordance with GAAP.

Leased % represents percentage of square feet that is leased, including signed leases not yet commenced.

Initial Rent represents the weighted average cash basis starting rent per square foot and does not include free rent or periodic step-ups in rent.

Second Generation Space relates to space leased that has not been vacant for more than twelve months.

Capital Expenditures consist of expenditures to maintain assets, tenant improvement allowances and leasing commissions. Recurring Capital Expenditures include capital expenditures to maintain current revenues and tenant improvements and leasing commissions related to space leased that has not been vacant for more than twelve months. Nonrecurring Capital Expenditures include capital expenditures completed in the year of acquisition and the following two years that were planned at the time of acquisition, as well as tenant improvements and leasing commissions on space leased that has been vacant for more than twelve months. Development Expenditures consist of hard and soft costs related to the development of a property in getting it ready for its intended use.